POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I do hereby constitute and appoint Steven S. Fishman, Frank A. Washburn, and George R. Mihalko, and each of them individually, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place, and stead in my capacity as a director of Pamida Holdings Corporation to sign the Annual Report on Form 10-K of Pamida Holdings Corporation for the fiscal year ended January 31, 1999, and to file such Annual Report, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them individually and their substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection with such Annual Report as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, lawfully may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 29th day of March, 1999.



                                            /s/Stuyvesant P. Comfort
                                            ------------------------
                                            Stuyvesant P. Comfort




                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I do hereby constitute and appoint Steven S. Fishman, Frank A. Washburn, and George R. Mihalko, and each of them individually, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place, and stead in my capacity as a director of Pamida Holdings Corporation to sign the Annual Report on Form 10-K of Pamida Holdings Corporation for the fiscal year ended January 31, 1999, and to file such Annual Report, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them individually and their substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection with such Annual Report as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, lawfully may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 29th day of March, 1999.



                                            /s/M. Saleem Muqaddam
                                            ---------------------
                                            M. Saleem Muqaddam




                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I do hereby constitute and appoint Steven S. Fishman, Frank A. Washburn, and George R. Mihalko, and each of them individually, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place, and stead in my capacity as a director of Pamida Holdings Corporation to sign the Annual Report on Form 10-K of Pamida Holdings Corporation for the fiscal year ended January 31, 1999, and to file such Annual Report, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them individually and their substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection with such Annual Report as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, lawfully may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 31st day of March, 1999.



                                            /s/Peter J. Sodini
                                            ------------------
                                            Peter J. Sodini




                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I do hereby constitute and appoint Steven S. Fishman, Frank A. Washburn, and George R. Mihalko, and each of them individually, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place, and stead in my capacity as a director of Pamida Holdings Corporation to sign the Annual Report on Form 10-K of Pamida Holdings Corporation for the fiscal year ended January 31, 1999, and to file such Annual Report, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them individually and their substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection with such Annual Report as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, lawfully may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 30th day of March, 1999.



                                            /s/L. David Callaway, III
                                            -------------------------
                                            L. David Callaway, III